Astor Active Income ETF Fund

Class A Shares (AXAIX) & Class C Shares (CXAIX)

Supplement dated June 5, 2014 to the

 Prospectus and Statement of Additional Information dated November 29, 2013

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Effective immediately, the first paragraph of the summary Prospectus describing the Astor Active Income ETF Fund entitled "Principal Investment Strategies," is hereby amended and restated to read as follows:

Principal Investment Strategies

The Fund invests predominantly in exchange-traded funds ("ETFs"), in addition to index-based mutual funds ("Underlying Funds") that each invest primarily in (1) equity securities, (2) fixed-income securities, (3) alternative/specialty securities or (4) cash equivalents.  The Fund defines equity securities to include ETFs and Underlying Funds that invest primarily in equity securities, such as common and preferred stocks.  The Fund defines fixed-income securities to include ETFs and Underlying Funds that invest primarily in fixed-income securities, such as bonds, notes and debentures.  The Fund defines alternative and specialty securities to include, ETFs and Underlying Funds that invest in commodities, foreign currencies and real estate investment trusts ("REITs"), as well as inverse ETFs (ETFs designed to produce returns that are opposite to those of the index to which they are linked).  Pursuant to the Fund's principal investment strategies, the Fund invests its assets across multiple asset classes by investing in ETFs and Underlying Funds that each invest primarily in securities of large capitalization domestic issuers.  While the percentage invested in each asset class will change over time, the Fund invests primarily in fixed income securities (as defined above).  With respect to fixed income securities, the Fund may invest in debt securities of any maturity or credit quality, including those rated below investment grade ("high yield securities" or "junk bonds").  Below investment grade debt securities are those rated below Baa3 by Moody's Investors Service or equivalently by another nationally recognized statistical rating organization (“NRSRO”).  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in ETFs.

Effective immediately, the section of the summary Prospectus describing the Astor Active Income ETF Fund entitled "Principal Investment Risks," is hereby amended and restated to include the following:

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High Yield or Junk Bond Risk.  Lower-quality bonds and other debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.

Effective immediately, the section of the statutory Prospectus, which is shared by all Astor Funds, entitled "Principal Investment Risks," is hereby amended and restated to include the following:

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High Yield or Junk Bond Risk (Astor Active Income ETF Fund only).  Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk).  The lack of a liquid market for these bonds could decrease the Fund's share price.

This Supplement, the Prospectus and Statement of Additional Information Supplements dated March 31, 2014 and April 1, 2014, as well as the Prospectus and the Statement of Additional Information dated November 29, 2013, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and Statement of Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds at 1-800-899-8230.